UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2009

VWR Funding, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-124100	56-2445503
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1310 Goshen Parkway P.O. Box 2656 West Chester, PA	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 431-1700

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

VWR International, LLC, a direct, wholly owned subsidiary of VWR Funding, Inc., is participating in the 27th Annual J.P. Morgan Healthcare Conference to be held January 11 through January 15, 2009 at the Westin St. Francis Hotel in San Francisco, California.

John M. Ballbach, the Chairman, President and Chief Executive Officer of VWR International and VWR Funding, is scheduled to present at 4:30 p.m. Pacific Time (7:30 p.m. Eastern Time) on Wednesday, January 14, 2009.

Jack L. Wyszomierski, the Executive Vice President and Chief Financial Officer of VWR International and VWR Funding, and Gregory L. Cowan, the Vice President and Corporate Controller of VWR International and VWR Funding, are also scheduled to attend the conference.

A copy of the slides to be used by Mr. Ballbach during the presentation is attached as Exhibit 99.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 –	Slides to be used during Mr. Ballbach’s January 14, 2009 presentation at the 27th Annual J.P. Morgan Healthcare Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Funding, Inc.

Date: January 8, 2009

By: /s/ Gregory L. Cowan
Name: Gregory L. Cowan
Title: Vice President and Corporate Controller

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Slides to be used during Mr. Ballbach’s January 14, 2009 presentation at the 27th Annual J.P. Morgan Healthcare Conference

4